UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2022

UWM Holdings Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39189	82-2124167
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

585 South Boulevard E.
Pontiac,	Michigan	48341
(Address of principal executive offices)		(Zip Code)
(800) 981-8898
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report) Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	UWMC	New York Stock Exchange
Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	UWMCWS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective June 16, 2022, Timothy Forrester, Chief Financial Officer of UWM Holdings Corporation (the “Company”), will commence a leave of absence for health reasons. The Company’s Board of Directors has designated Andrew Hubacker, Senior Vice President and Chief Accounting Officer, (Principal Accounting Officer), to serve as the interim principal financial officer for the Company, effective June 16, 2022, during Mr. Forrester’s leave.

Mr. Hubacker, 50, has served as the Company’s Senior Vice President and Chief Accounting Officer since October 2020. Previously, Mr. Hubacker spent 18 years at Deloitte & Touche, LLP, most recently serving for over 12 years as an audit partner. In addition, Mr. Hubacker spent five years at AOL, LLC, in various roles within the accounting division, including Vice President, Assistant Controller and from 1999 through 2002, served as an Assistant Chief Accountant at the Securities and Exchange Commission. Mr. Hubacker holds a B.A. degree from Michigan State University and has been a Certified Public Accountant, State of Michigan since 1996.

There are no arrangements or understandings between Mr. Hubacker, on the one hand, and the Company or any other persons, on the other hand, pursuant to which Mr. Hubacker was selected as interim principal financial officer. There are no related party transactions between the Company and Mr. Hubacker (or any of his immediate family members) requiring disclosure under Item 404(a) of Regulation S-K. Mr. Hubacker does not have any family relationships with any of the Company’s directors or executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UWM HOLDINGS CORPORATION

By:	/s/ Mat Ishbia
Name:	Mat Ishbia
Title:	Chief Executive Officer

Date: June 16, 2022